Crown Acquisitions
WORLDWIDE PLC

4 Granville Road, Southport, PR8 2HU
t: (+44) 01704 551333
f: (+44) 01704 551222
crownacquisitionsworldwide.com

Michael B Hansen
The Palm Jumeirah
Frond D Villa 31
P.O. Box 283612
Dubai, UAE

Date: 2nd December 2009

Ref: Exchange of land plots from Site 99A Parcel 4 to site 45A Parcel 129

I Mr. Michael B Hansen hereby relinquish plots L1 to L34 on site 99A Parcel 4 known as Little Dolphin Estate Phase II, Cayman Brac in exchange for plots L13, L14, L15 L16, L17, L23, L24, L53, L54, L55, L56, L57, L58, L59 & L60 on site 45A Parcel 129 known as Royal Birkdale, Grand Cayman. The new contracts are dated 27th November 2009. All previous contracts are now void.

Signed..
Mr. Michael B Hansen

Signed..
Ms Sophie Ruthven — CAW PLC